UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 16, 2018

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 16, 2018, ENDRA Life Sciences Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based on its Form 10-Q for the period ended June 30, 2018, the Company no longer maintained the minimum $2,500,000 stockholders’ equity required for continued listing on The Nasdaq Capital Market under Listing Rule 5550(b)(1).

The notification letter has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market. The notification letter stated that, under Nasdaq rules, the Company has 45 calendar days, or until October 1, 2018, to submit a plan to regain compliance with the minimum stockholders’ equity requirement. If the Company’s plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the notification letter to demonstrate compliance. If the Company’s plan to regain compliance is not accepted, or if it is accepted and the Company does not regain compliance within 180 days from the date of the notification letter, Nasdaq could provide notice that the Company’s common stock is subject to delisting. In such event, Nasdaq rules would permit the Company to appeal the decision to reject the Company’s proposed compliance plan or any delisting determination to a Nasdaq Hearings Panel.

The Company is currently evaluating options to regain compliance, and intends to timely submit a plan to regain compliance with Nasdaq’s minimum stockholders’ equity requirement. There can be no assurance that the Company will be successful in regaining compliance with Nasdaq’s minimum stockholders’ equity requirement, or that the Company will be able to maintain compliance with Nasdaq’s other continued listing requirements or remain listed on the Nasdaq Capital Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.

August 17, 2018	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer